                                                                Exhibit 99.03A-C

CONTACT
Kristy Jarosh, The Weber Group
+1 (415) 616-6037
kjarosh@ca.webergroup.com
Bob Bogard, Geoworks
+1 (510) 814-5811
bbogard@geoworks.com

    GEOWORKS APPOINTS DON EZZELL CHIEF OPERATING OFFICER AND GENERAL COUNSEL
        New Executive Brings a Wealth of Legal and Operational Experience
                     to the Geoworks Senior Management Team

ALAMEDA, Calif. (September 20, 1999) - Geoworks Corporation (NASDAQ: GWRX), a leading provider of mobile commerce and information services for the consumer market, today announced the appointment of Don Ezzell as Chief Operating Officer
(COO) and General Counsel and Secretary.

Most recently, Mr. Ezzell served as Geoworks' primary outside counsel at the national law firm of Arter & Hadden LLP. In his role as Chief Operating Officer, Mr. Ezzell will spearhead the company's professional services practice and wireless information services operations. As General Counsel, Mr. Ezzell will be instrumental in corporate strategy and mergers and acquisitions, and he will also manage all aspects of the company's legal portfolio. A corporate attorney since 1989, Mr. Ezzell has developed an expertise in mergers and acquisitions, corporate finance, licensing, IP and business strategy across several industries, including software, telecommunications and engineering.

"Don adds a lot of intellectual capital and Geoworks will benefit enormously from Don's expertise in corporate transactions, operations and his strategic counsel," said Dave Grannan, president and CEO of Geoworks. "With our new vision to provide consumers with mobile commerce and services that will define the nature of the mobile medium, we plan to leverage Don's broad experience to drive Geoworks to the next level of success."

"I am very excited about the opportunities at Geoworks. I believe the company has tremendous prospects and an exciting new business model. It's a true 're-start' company, which combines the excitement of a young, new business with a fine legacy of cutting edge technology, " said Mr. Ezzell. Mr. Ezzell holds a Bachelor of Arts from the University of California, Los Angeles and Juris Doctorate from the University of California, Hastings College of Law in San Francisco.

ABOUT GEOWORKS

Geoworks Corporation (Nasdaq: GWRX) is a leading provider of mobile commerce and information services for the consumer market. The company offers Internet-based information services, including advertising-sponsored content, to the growing universe of digital mobile phones and pagers. Based in Alameda, California, the company has international offices in Japan and the United Kingdom, and can be found on the World Wide Web at http://www.geoworks.com.

# # #


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                                                                  Exhibit 99.03a

                              GEOWORKS CORPORATION
                       RESTRICTED STOCK PURCHASE AGREEMENT

        THIS AGREEMENT is made effective August __, 1999 between Geoworks Corporation, a Delaware corporation (the "Company"), and Donald G. Ezzell("Purchaser").

        WHEREAS Purchaser is an employee of or consultant to the Company whose continued affiliation with the Company is considered to be important for the Company's continued growth; and

        WHEREAS in order to provide Purchaser an opportunity to acquire an equity interest in the Company as an incentive for Purchaser to continue to participate in the affairs of the Company, the Company is willing to sell to Purchaser and Purchaser desires to purchase shares of Common Stock according to the terms and conditions hereof;

        THEREFORE, the parties agree as follows:

        1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company 50,000 shares of the Company's Common Stock (the "Stock") at a price of $1.75 per share, for an aggregate purchase price of $87,678.00. The purchase price for the Stock shall be paid by a full-recourse promissory note (the "Note") in the form attached hereto as Exhibit A, in the amount of $87,678.00. Purchaser shall be required to execute and deliver a Security Agreement in the form attached hereto as Exhibit B. The Note shall bear interest at 6.0%, and shall be secured by a pledge of the Stock purchased by the Note pursuant to the Security Agreement. The Company shall issue a certificate for the stock to the Purchaser upon execution of this agreement.

        2. REPURCHASE OPTION, PUT OPTION AND RELEASE OF SHARES.

            (a) REPURCHASE OPTION/PUT OPTION.

               (i) In the event of any voluntary or involuntary termination of Purchaser's employment by or consulting services to the Company (including as a result of death or disability) before all shares of the Stock are released from the Company's repurchase option under Section 2(b) below, the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of twenty-four (24) months from such date to repurchase all or any portion of the Stock which has not been released from the repurchase option described in this Section 2 (the "Repurchase Option") at the time of such termination at the original purchase price per share. The Repurchase Option shall be exercised by the Company by written notice to Purchaser or his/her executor (with a copy to the Escrow Agent described in Section 7 hereof) and, at the Company's option, (A) by delivery to Purchaser or his/her executor with such notice of a check in the amount of the aggregate repurchase price for the Stock being repurchased, (B) by cancellation by the Company of an amount of Purchaser's indebtedness to the Company equal to the aggregate repurchase price for the Stock being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon delivery of such notice and the payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of shares of the Stock being repurchased by the Company.

               (ii) If Purchaser's employment with the Company is terminated (A) by the Company other than for Cause (as defined below) or (B) as a result of Purchaser's death or Disability (as defined below), Purchaser or his/her executor shall have the right to cause the Company to repurchase all Stock at the original purchase price per share (the "Put Option"). The Put Option shall be exercised by Purchaser by written notice to the Company (with a copy to the Escrow Agent described in Section 7 hereof) delivered within sixty (60) days of such termination, and, at the Company's option, (A) by delivery to Purchaser or his/her executor within ninety (90) days (or such longer period as may reasonably be necessary to avoid adverse tax consequences to the Company or its stockholders generally) a check in the amount of the aggregate repurchase price for the Stock being repurchased, (B) by cancellation by the Company of an amount of Purchaser's indebtedness to the Company equal to the aggregate repurchase price for the Stock being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of shares of the Stock being repurchased by the Company.

               (iii) Whenever the Company shall have the right or obligation to repurchase shares of the Stock hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to carry out all or a part of the Company's repurchase rights or obligations, as the case may be, under this Agreement and to purchase all or a part of such Stock; provided that if the aggregate fair market value of the Stock to be repurchased on the date of such designation or assignment ("Repurchase FMV") exceeds the aggregate repurchase price of the Stock to be repurchased, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate repurchase price of the Stock which such designee or assignee shall have the right or obligation to repurchase.

            (b) RELEASE OF SHARES FROM REPURCHASE OPTION.

               (i) Subject to Section 2(b)(ii), 1/4th of the Stock shall be released from the Company's Repurchase Option on the one-month anniversary of this Agreement, and an additional 1/24th of the Stock shall be released on each monthly anniversary of such date thereafter until all shares of the Stock have been released; provided in each case that there has not been any voluntary or involuntary termination prior to each such date of release.

               (ii) Notwithstanding Section 2(b)(i), if Purchaser's employment with the Company is terminated by the Company other than for Cause (as defined below) prior to the one-year anniversary of this Agreement, then an additional portion of the Stock shall be released from the Company's Repurchase Option such that the aggregate amount released pursuant to Sections 2(b)(i) and 2(b)(ii) is 1/2th of the Stock.

        3. STOCK SPLITS, ADJUSTMENTS,ETC. If, from time to time during the term of this Agreement:

            (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split, adjustment, or other change in the character or amount of any of the outstanding securities of the Company; or

            (b) Subject to Section 13 hereof, there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company; then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of the Stock shall be immediately subject to this Agreement and be included in the word "Stock" for all purposes with the same force and effect as the shares of Stock currently subject to the Repurchase Option and other terms of this Agreement. While the aggregate repurchase price payable upon execution of the Repurchase Option shall remain the same after each such event, the repurchase price per share of Stock shall be appropriately adjusted.

        4. RESTRICTION ON TRANSFER. Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any shares of the Stock which remain subject to the Repurchase Option unless such shares are no longer subject to restriction under this Agreement on legal holding periods . The Company shall not be required (i) to transfer on its books any shares of Stock which shall have purportedly been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any purported transferee to whom such shares shall have been purportedly transferred.

        5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) LEGENDS. The share certificate evidencing the Stock issued hereunder shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        6. PURCHASER'S REPRESENTATIONS AND COVENANTS. In connection with the purchase of the Stock, Purchaser hereby represents and warrants to the Company as follows:

            (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Stock solely for Purchaser's own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof. Purchaser also represents that the entire legal and beneficial interest of the Stock is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either (i) has a pre-existing business or personal relationship with the Company or at least one of its officers, directors or controlling persons, or (ii) by reason of Purchaser's business or financial experience (or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), can be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

            (b) RESIDENCE. Purchaser's principal residence is within the State of California and is located at the address indicated beneath Purchaser's signature below.

            (c) INFORMATION CONCERNING COMPANY. Purchaser has discussed the Company and its plans, operations and financial condition with the Company's officers and has received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Stock. Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

            (d) ECONOMIC RISK. Purchaser realizes that the purchase of the Stock will be a highly speculative investment and involves a high degree of risk. Purchaser is able, without impairing Purchaser's financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

            (e) RESTRICTED SECURITIES. Purchaser understands and acknowledges that:

               (i) The Stock has not been registered under the Securities Act of 1933, as amended, in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold the Stock for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Stock, or for a period of one year or any other fixed period in the future.

               (ii) The Stock must be held indefinitely unless it is subsequently registered under the Securities Act or unless an exemption from such registration is otherwise available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Stock. In addition, Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless it is registered or such registration is not required in the opinion of counsel satisfactory to the Company.

            (f) DISPOSITION UNDER RULE 144. Purchaser understands that:

               (i) The shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one (1) year from the date of purchase and payment of the Stock, and even then will not be available unless (i) adequate information concerning the Company is then available to the public, and (ii) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions of Rule 144;

               (ii) That at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale; that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144; and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 even if the two (2) year minimum holding period had been satisfied; and

               (iii) In the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with Regulation A or another registration exemption will be required; that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales; and that such persons and their respective brokers who participate in such transactions do so at their own risk.

            (g) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting Purchaser's representations set forth above, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Stock unless and until:

               (i) Either:

                 (A) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with said Registration Statement; or

                 (B) (1) Purchaser shall have notified the Company of the proposed disposition; and (2) Purchaser shall have furnished the Company with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Securities Act; and,

               (ii) The shares of Stock proposed to be transferred are no longer subject to the Repurchase Option set forth in Section 2 hereof.

            (h) SECTION 83(b) ELECTION.

               (i) Purchaser understands that Purchaser (and not the Company) is responsible for Purchaser's own federal, state, local or foreign tax liability and any other tax consequences that may arise as a result of the transactions contemplated by this Agreement. Purchaser agrees to rely solely on the determinations of Purchaser's tax advisors or Purchaser's own determinations, and not on any statements or representations by the Company or any of its attorneys or agents, with regard to all tax matters.

               (ii) Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Stock and the fair market value of the Stock as of the date any restrictions on the Stock lapse. In this context, "restriction" includes the right of the Company to buy back the Stock pursuant to the Repurchase Option. (In the event the Company has registered any of its shares under the Securities Exchange Act of 1934, "restriction" with respect to officers, directors and ten percent (10%) stockholders also means the period after the purchase of the Stock during which such officer, director and ten percent (10%) stockholders could be subject to suit under Section 16(b) of the Securities Exchange Act.)

               (iii) Purchaser understands that Purchaser may elect to be taxed at the time the Stock is purchased rather than when and as the Repurchase Option (or Section 16(b) restrictions) lapse by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of purchase of the Stock. The form for making this election is attached hereto. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON PURCHASER'S BEHALF.

        7. ARBITRATION.

            (a) ELECTION OF ARBITRATION. At the option of either party, any and all disputes or controversies whether of law or fact and of any nature whatsoever arising from or respecting this Agreement shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

            (b) SELECTION OF ARBITRATORS. The arbitrators shall be selected as follows: In the event the Company and Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and Purchaser do not so agree, the Company and Purchaser shall each select one independent, qualified arbitrator, and the two arbitrators so selected shall select the third arbitrator. The Company reserves the right to object to any individual arbitrator who shall be employed by or affiliated with a competing organization.

            (c) CONDUCT OF ARBITRATION. Arbitration shall take place in San Francisco, California or any other location mutually agreeable to the parties. Reasonable notice of the time and place of arbitration shall be given to all persons other than the parties as shall be required by law, and such persons or their authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.

            (d) SECRECY OF PROCEEDINGS. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for the inspection only of the Company or Purchaser and their respective attorneys and their respective experts, who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known.

            (e) RELIEF. The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature (including without limitation such relief as temporary restraining orders or temporary and/or permanent injunctions), and shall also be able to award damages, with or without an accounting and costs. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

        8. GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State of California as applied to agreements made and performed in California by residents of the State of California.

        9. MISCELLANEOUS.

            (a) RIGHTS AS STOCKHOLDER. Subject to the provisions and limitations hereof, Purchaser may, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

            (b) FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

            (c) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery (including by express courier) or upon deposit in the United States Post Office, by First Class mail with postage and fees prepaid, addressed to Purchaser at his/her address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

            (d) ASSIGNMENT. The Company may assign its rights and delegate its duties under this Agreement, including Section 2 hereof. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his/her heirs, executors, administrators, successors and assigns. The rights of Purchaser under this Agreement may be assigned only with the prior written consent of the Company.

            (e) AUTHORIZATION OF TRANSFER. Purchaser hereby authorizes and directs the Secretary or transfer agent of the Company to transfer the Stock as to which the Repurchase Option has been exercised from Purchaser to the Company or the Company's assignees.

            (f) WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

            (g) ADVICE OF COUNSEL. Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions hereof.

            (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

            (i) ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by Purchaser and the vesting thereof, supersedes all prior understandings and agreements, written and oral, with regard thereto, and satisfies all of the Company's obligations to Purchaser with regard to the issuance or sale of securities. This Agreement may be modified or amended only in writing signed by both parties.

        10. SPECIAL TERMINATION OF REPURCHASE OPTION. If, after any of the following transactions (a "Corporate Transaction"):

            (a) a merger or acquisition in which the Company is not the surviving entity;

            (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

            (c) any merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, Purchaser's proposed role in the surviving entity is not reasonably acceptable to Purchaser, then the Repurchase Option shall automatically lapse with respect to one hundred percent (100%) of the unvested Shares, and Purchaser shall acquire a vested interest in such shares effective upon the consummation of such Corporate Transaction; provided, however, that Purchaser's employment shall not have terminated prior to the consummation of such Corporate Transaction.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GEOWORKS CORPORATION                           PURCHASER
a Delaware corporation



By:/s/ DAVID L. GRANNAN                        /s/ DONALD G. EZZELL
  ---------------------                        --------------------
       David L. Grannan                            Donald G. Ezzell
Title: President/CEO

                                CONSENT OF SPOUSE

        I, Stephanie G. Ezzell, spouse of Donald G. Ezzell, have read and approve the foregoing Agreement. In consideration of the granting to my spouse of the right to purchase shares of Geoworks Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in the Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.



                                               /s/ STEPHANIE G. EZZELL
                                               -----------------------
                                               (Signature of Spouse)

                                                                  Exhibit 99.03b

                               SECURITY AGREEMENT

        This Security Agreement is made effective August __, 1999 between Geoworks Corporation, a Delaware corporation duly qualified to transact business in California ("Pledgee" or "Corporation") and Donald G. Ezzell ("Pledgor").

                                    Recitals

        Pledgor has elected to purchase a designated number of shares of the Corporation's Common Stock pursuant to a Restricted Stock Purchase Agreement and elected to pay for such Stock with a promissory note (the "Note"). Pledgor has purchased 50,000 shares of Corporation's Common Stock (the "Shares") for a total purchase price of $87,678.00. The Note and the obligations thereunder are as set forth in Exhibit A hereto.

        NOW, THEREFORE, it is agreed as follows:

1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under this Security Agreement and the Note, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Corporation who shall hold said certificate subject to the terms and conditions of this Security Agreement. Pledgor will also pledge additional mutually agreed and identified collateral as requested by the Corporation.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Corporation if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

2. Pledgor's Representations and Covenants. To induce Corporation to enter into this Security Agreement, Pledgor represents and covenants to Corporation, its successors and assigns, as follows:

        a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

        b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and except for financing to pay for the Shares, Pledgor will not further encumber the Shares without the prior written consent of Corporation.

        c. Margin Regulations. In the event that Corporation's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Corporation is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Corporation in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

4. Stock Splits, Adjustments, etc. In the event that during the term of the pledge any stock dividend, reclassification, split, readjustment or other changes are declared or made in the capital structure of Corporation, all of which Pledgor shall be entitled to participate pro rata and suffer no dilution, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Corporation under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor and Corporation shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by the Corporation shall be immediately delivered to Corporation, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

        a. Payment of principal or interest on the Note shall be delinquent for a period of 30 days or more; or

        b. Pledgor fails to perform any of the covenants set forth in this Security Agreement for a period of 30 days after written notice thereof from Corporation.

        In the case of an event of Default, as set forth above, Corporation shall have the right to accelerate payment of the Note upon notice to Pledgor, and Corporation shall thereafter be entitled to pursue its remedies under the California Commercial Code.

7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder here under upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral, except for financing to pay for the Shares, without the prior written consent of Corporation.

9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Corporation may proceed as provided in the case of default.

11. Invalidity of Particular Provisions. Pledgor and Corporation agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

12. Successors or Assigns. Pledgor and Corporation agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Corporation" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

13. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

       "PLEDGOR"                                     /s/ Donald G. Ezzell
                                                     --------------------
                                                     (signature)

       "CORPORATION"                                 GEOWORKS CORPORATION
                                                     a Delaware corporation
                                                     By: /s/ David L. Grannan
                                                     ------------------------
                                                     (signature)
                                                     Title:  President/CEO

                                    Exhibit A

                                 PROMISSORY NOTE

$87,678.00                                                   Alameda, California
                                                                 August 10, 1999

        FOR VALUE RECEIVED, Donald G. Ezzell promises to pay to Geoworks Corporation, a Delaware corporation (the "Company"), or order, the principal sum of Eighty-Seven Thousand Six Hundred Seventy-Eight Dollars ($87,678.00), together with interest on the unpaid principal hereof from the date hereof at the rate of 6.0% per annum, compounded annually.

        Principal and interest shall be due and payable on August 10, 2004. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay without penalty all or any portion of the principal or interest owing hereunder.

        This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned. This Note shall be governed and construed in accordance with the laws of the State of California.

                                                   /s/ Donald G. Ezzell
                                                   ----------------------------
                                                   Donald G. Ezzell

                                                                  Exhibit 99.03c

Don Ezzell
Geoworks Corporation
960 Atlantic Avenue
Alameda, California 94501

     Re:     Executive Employment Agreement

Dear Don:

     This will serve as your Executive Employment Agreement ("Agreement"). This Agreement is between Geoworks Corporation, which I refer to as the "Company", and you, referred to as the "Executive." This Agreement is made with reference to the fact that the Company desires to retain your services as its Chief Operating Officer, General Counsel, and Secretary upon the terms and conditions detailed herein. Likewise, you desire to be employed by the Company upon the terms and conditions detailed herein. Accordingly, the Agreement is as follows:

          1. EMPLOYMENT. The Company hereby employs Executive, and Executive hereby agrees to serve as the Company's Chief Operating Officer, General Counsel, and Secretary during the Term (defined below) with duties normal and customary to such positions. Executive agrees to serve at the direction of the Company's Chief Executive Officer and the Board of Directors and perform such services as are necessary to the faithful execution of his duties on behalf of the Company. During the Term, Executive shall serve the Company diligently and devote all business time, attention, energy, ability and best efforts to the business needs of the Company.

          2. TERM OF EMPLOYMENT.

               (a) The initial term of employment (the "Term") shall be for a period of two years commencing on August _, 1999 unless earlier terminated (i) upon death of Executive, (ii) at the option of the Company upon 90 days' prior written notice to Executive in the event of the inability to perform by reason of injury, physical or mental illness or other incapacity of Executive for a period exceeding 90 continuous days, (iii) at the option of Executive if there is a Change of Control (defined below), (iv), subject to Section 4(d) below, upon the discharge of Executive by the Chief Executive Officer and the Board of Directors of the Company for Cause (defined below) or (v) subject to Section 4(e) below, voluntarily by Executive, or by the Company for convenience without Cause, upon 30 days prior written notice. Renewal or extensions of the Term may occur upon such terms and conditions as mutually agreed. Executive understands he can be terminated for convenience subject to the terms and conditions of this Agreement.

               (b) For purposes of this Agreement, "Cause" shall mean Executive's (i) drug, alcohol or other substance abuse materially affecting Executive's performance, (ii) commission of a crime related to Executive's employment, (iii) conviction of any felony, (iv) a material breach of any provision of this Agreement, or (v) a material and repeated failure to follow Company policy or procedure, which breach under clause (iv) or failure under clause (v) continues after the Company shall have given to Executive notice thereof and a reasonable opportunity to cure same; provided that no such notice or opportunity to cure shall be required if a unanimous vote of the Board of Directors of the Company shall determine that the giving of any such notice and opportunity to cure would cause severe and immediate harm to the Company.

               (c) For purposes of this Agreement, "Change of Control" shall mean any sale of all or substantially all of the assets of the Company, any merger or consolidation of the Company with and into another entity where the Company is not the surviving entity or where Executive's position or duties are substantially changed, any change of Chief Executive Officer, or any transfer (in a single transaction or in a series of related transactions) of more than 25% of the outstanding common stock of the Company.

          3. COMPENSATION. As compensation for Executive's services hereunder and in consideration of the agreements set forth herein, the Company shall pay Executive an annual Base Salary and Bonus (subject to normal withholding), and other benefits, all payable at the same time and in the same manner as the Company normally pays compensation and benefits to its executive personnel. The Company shall provide the Base Salary, Bonus, and other benefits, as follows:

               (a) INITIAL BASE SALARY. The Company shall initially pay Executive an annual base salary equal to $160,000 (the "Base Salary").

               (b) REVIEW OF BASE SALARY AND PERFORMANCE INCENTIVES. Base Salary shall be reviewed annually by the Chief Executive and the Compensation Committee of the Board of Directors and may, at the discretion of either, be increased accordingly. Bonus, Stock Options, and other performance incentives, shall be revisited and reviewed semi-annually by the Chief Executive and the Compensation Committee of the Board of Directors, and may, at the discretion of either, be increased accordingly.

               (c) BONUS. For each calendar year during the Term, the Company shall award Executive a bonus of 25% of Base Salary (payable quarterly) based upon achievement of performance objectives for Executive and the Company for such calendar year (or portion thereof), as may be determined by the Chief Executive Officer and the Compensation Committee. The Chief Executive Officer or the Compensation Committee of the Board of Directors may, in their discretion, award additional performance bonuses to Executive.

               (d) STOCK OPTIONS. The Company will provide Executive a stock option grant of 250,000 shares at the designated price per share vesting 25% upon grant, with the balance vesting in accordance with the Company's applicable Stock Plans, as amended.

               (e) STOCK PURCHASE. The Company will allow Executive to purchase 50,000 shares of Common Stock at the designated price per share, which shall not be less than 85% of fair market value on the designated date. Executive understands that he is solely responsible for his own federal and state tax liability and any other tax consequences arising from this Agreement. Executive is responsible for any applicable election under Section 83(b) of the Internal Revenue Code, and timely filing of appropriate forms thereto.

               (f) OTHER BENEFITS. Executive shall be entitled to participate in the Company's executive benefit programs with fringe benefits, perquisites, and other benefits of employment as follows:

                             (i) The Company shall provide medical, vision, and
                      dental insurance coverage for Executive and his spouse and children, and life insurance for Executive, with all premiums paid by the Company;

                             (ii) At all times, the Company shall provide
                      Executive with disability insurance coverage on the same basis as in (f)(i) above;

                             (iii) The Company shall reimburse Executive for all
                      reasonable travel, accommodations, entertainment, professional development, and other documented expenses incurred by Executive in the performance of Executive's duties; and

                             (iv) During the Term, Executive shall be entitled
                      to 18 vacation or personal days in each calendar year, subject to proration in respect of periods of less than a calendar year. Executive shall be entitled to be paid for accrued but unused vacation or personal days.

          4. EARLY TERMINATION AND SEVERANCE.

               (a) Executive shall not be entitled to severance compensation under this provision if Executive quits his employment voluntarily.

               (b) If Executive's employment is terminated during the Term because of death or disability under Section 2(a)(i) or (ii), then Executive shall be entitled to, and the Company shall pay to Executive or his estate, an amount equal to Executive's then current Base Salary for a period of ninety (90) days thereafter.

               (c) If Executive's employment voluntarily terminates during the Term pursuant to Section 2(a)(iii) following a Change of Control, then Executive shall be entitled to, and the Company shall pay to Executive as severance compensation, an amount equal to Executive's then current Base Salary for the remainder of the Term of this Agreement, but not less than eighteen months, payable in equal monthly installments, and the Company shall for such concurrent time period pay and maintain in full force and effect the Other Benefits in Sections 3(f), and 100% of Executive's shares granted under Section 3(d) herein shall vest on the date of termination.

               (d) If Executive is terminated by the Company for Cause during the Term under Section 2(b)(i) - (iv), then Executive shall be entitled to, and the Company shall pay to Executive as severance compensation, an amount equal to one month of Executive's then current Base Salary, the Company shall concurrently pay and maintain in full force and effect for one month the Other Benefits in Sections 3(f), and none of Executive's remaining unvested shares granted herein under Section 3(d) shall vest on the date of termination.

               (e) If Executive is terminated by the Company during the Term pursuant to Section 2(a)(i),(ii), or (iv) [i.e., for death or disability pursuant to Sections 2 (a)(i) or (ii), or for convenience rather than Cause pursuant to Section 2(a)(iv)], then Executive shall be entitled to, and the Company shall pay to Executive as severance compensation, an amount equal to Executive's then current Base Salary for the remainder of the Term of this Agreement, but not less than eighteen months, payable in equal monthly installments; and the Company shall for such concurrent time period pay and maintain in full force and effect the Other Benefits in Sections 3(f); and on the date of termination for convenience rather than for Cause pursuant to
Section 2(a)(iv) or death or disability under Section 2(a)(i) or (ii), the vesting restrictions on Executive's remaining unvested Stock Options granted under Section 3(d) will accelerate and lapse as to one-fourth of all remaining unvested shares. The Company agrees that such vesting acceleration is proper in such circumstances as it fairly reflects Executive's contributions and efforts.

          5. CONFIDENTIALITY.

               (a) Executive acknowledges that during his employment or association with the Company (whether prior to or subsequent to the date hereof), Executive may access to or developed Confidential Information. "Confidential Information" means all data, information, know-how, legal information, techniques, technical plans, terms sheets, documentation, customer lists, business plans, marketing plans, financial information, and the like, in whatever form or medium, and whether or not designated or marked "Confidential" or the like, which: (1) relate to the business of the Company and/or its predecessors and (a) which have not been disclosed by the Company or its predecessors to the general public or to the Company's trade or industry, and
(b) which Executive knows or has good reason to know are not generally known to the general public or to the Company's trade or industry; or (2) are received by the Company from a third party under an ongoing obligation of confidentiality to the third party.

               (b) Executive shall not use or disclose (directly or indirectly) any Confidential Information (whether or not developed by Executive) at any time or in any manner, except as required in the course of employment with the Company or as directed by a court of competent jurisdiction after notice to the Company. The obligations of this paragraph are continuing and survive the termination of Executive's employment with the Company.

               (c) All Confidential Information, documents, and equipment relating to the business of the Company, whether prepared by Executive or otherwise coming into Executive's possession, are the exclusive property of the Company, and must not be removed from any of its premises except as required in the course of employment with the Company. All such Confidential Information, documents, and equipment shall be promptly returned by Executive to the Company upon the request of the Company, and on any termination of Executive's employment with the Company.

               (d) Following termination or resignation, Executive shall refrain from soliciting employees of the Company for a period of one (1) year.

          6. MISCELLANEOUS.

               (a) NOTICES. All notices or other communications hereunder shall be deemed to have been duly given and made on the date of receipt if in writing and if served by personal delivery upon the party for which it is intended or delivered by registered or certified mail, return receipt request, or by reputable overnight courier to the person at the address indicated, or such other address as may be designated in writing hereafter, in the same manner, by such person: If to the Company, at its principal executive offices marked "Attention: Chief Executive Officer:" or If to Executive, to his most recent address appearing in the Company's records.

               (b) AMENDMENT; WAIVER. Any provision of this Agreement may be supplement, amended or waived if, and only if, such supplement, amendment or waiver is in writing and signed, in the case of a supplement or amendment, by the Company and Executive, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               (c) ASSIGNMENT. Executive shall not have either the right or power to assign or delegate any provision of this Agreement (including by operation of law) and any purported such assignment or delegation shall be void. The Company may assign its benefits under this Agreement (in whole but not in part) only to a person into or with which the Company is merged or consolidated or to which all or substantially all of the assets of the Company are sold.

               (d) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

               (e) PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto, or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

               (f) GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of California.

               (g) SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to any particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

               (h) HEADINGS. The section headings herein are for convenience only and shall not affect the construction of this Agreement.

               (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one instrument.

               (j) ATTORNEY'S FEES. In the event of any legal action for breach of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses incurred in connection therewith.

               (k) AUTHORIZATION. This Agreement has been approved by the Compensation Committee and duly authorized by the Board of Directors.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                            Very truly yours,

                                            GEOWORKS CORPORATION

                                            By: /s/ DAVID L. GRANNAN
                                               ---------------------------------
                                                   David L. Grannan
                                                   Chief Executive Officer

                                            "Executive":
                                            /s/ DONALD G. EZZELL
                                            ------------------------------------
                                            Donald G. Ezzell